Trade and Other Payables	12 Months Ended
Dec. 31, 2022
Trade and other payables [abstract]
Trade and Other Payables

20. TRADE AND OTHER PAYABLES

	2021	2022
Trade payables	$59,718	$28,897
Accrued expenses and other liabilities	26,366	23,745
Accrued interest	6,239	7,373
Restructuring provision	—	1,156
Warranty provision	5,801	4,107
Deferred revenue	1,517	999
Total trade and other payables	$99,641	$66,277

Warranty Provision

The Group provides standard commercial warranties on its products. Separately, the Group also periodically performs field service actions related to safety matters and other product campaigns. Pursuant to these warranties and field service actions, the Group will repair or replace products that are defective in materials or workmanship. The Group accrues the estimated cost of both base warranty coverages and field service actions at the time of sale.